Exhibit 10.2

独家选择权协议

Exclusive Right and Option to Purchase Agreement

本协议由以下三方于2016年 12月15日在中国深圳签署

This Exclusive Right and Option to Purchase Agreement (this “Agreement”) is executed on December 15, 2016 (the “execution date”) in Shenzhen, People’s Republic of China.

THIS AGREEMENT is between

甲方：深圳前海波特实业有限公司                （以下简称甲方）

Party A: Shenzhen Qianhai Porter Industrial Co., Ltd.

注册地址：深圳市前海深港合作区前湾一路1号A栋201室（入驻深圳市前海商务秘书有限公司）

Address: Room 201, Building A, No. 1, Qianwan 1st Road, Qianhai Shenzhen Hong Kong cooperation zone, Shenzhen City.

营业执照号码： 91440300MA5DPFCM1D

Business License No.: 91440300MA5DPFCM1D

法定代表人： 陈宗建

Authorized Representative: Chen Zongjian

乙方：                                        （以下简称乙方）

Party B:

1  熊小梅，中国公民，身份证号码：510521198008197609

Xiong Xiaomei, Chinese citizen, ID No.: 510521198008197609

2  陈宗华，中国公民，身份证号码：440301197509294117

Chen Zonghua, Chinese citizen, ID No.: 440301197509294117

丙方：深圳市波特城投资管理有限公司             （以下简称丙方）

Party C: Shenzhen Porter City Investment Management Co., Ltd.

注册地址：深圳市罗湖区莲塘街道国威路国威公司工业厂房125栋1209室

Address: Room 1209, Building 125, Guowei Company Factory Building, Guowei Road, Liantang, Luohu, Shenzhen

营业执照号码：91440300067191075C

Business License No.: 91440300067191075C

法定代表人： 陈宗华

Authorized Representative: Chen Zonghua

鉴于：

WHEREAS:

1、甲方系一家依照中华人民共和国法律注册设立的外商独资企业。

Party A is a wholly Foreign-owned Enterprise incorporated and validly existing under the law of the PRC.

2、丙方系一家依照中华人民共和国法律注册设立的有限责任公司。

Party C is a company incorporated and validly existing under the law of the PRC.

3、截至本协议日，乙方为丙方的股东，合法持有丙方所有100%股份。在本协议中，丙方, 即包括  熊小梅、陈宗华    在内的  二  位股东作为协议共同的一方。

As of the execution date of this Agreement, Party B lawfully holds 100% of the equity and interests of Party C. Party C herein consists of two shareholders, Xiong Xiaomei and Chen Zonghua.

依照中华人民共和国适用法律和法规，协议各方本着平等互利原则，通过友好协商达成以下条款以资遵守：

According to applicable laws and regulations of the People’s Republic of China, through negotiation with good faith, the parties have agreed to execute this Agreement with provisions as follow:

1.              购买选择权的承诺和行权

ARTICLE I

OPTION TO PURCHASE AND EXCERCISE

（1）承诺：乙方承诺甲方拥有不可撤消的独家购买选择权，甲方有权购买现由乙方持股的丙方所有股份，或依照本协议1.（3）约定的情形，有权购买丙方所有或部分资产。该购买选择权是不可撤消的且只能由甲方或甲方指定人员行使。（这里的”人员”包括企业实体、公司、合伙企业、合资公司和非公司组织机构。）

WARRANTIES. Party B hereby grants to Party A the exclusive right and option to purchase 100% assets and shares of Party C held by Party B. And in accordance with article 1 (3) of this agreement, Party A has the right to purchase all or part of the asset of Party C. This exclusive right and option to purchase cannot be withdrawn and shall only be exercised by Party A or the representative designated by Party A (“Representatives” herein means corporate entity, company, partnership firm and unincorporated organization).

（2） 行权流程：甲方在行使其购买选择权之前应书面通知乙方；在收到通知后的7天内，乙方和丙方应协同甲方或甲方指定人员立即编制准备一整套要提交给政府机构批准的与行使选择权有关的转让股权或资产的文件，以便实现股权或资产的整体或部分转让。一旦这些转让文件的编制准备工作完成并经甲方、乙方和丙方确认，则这些转让文件应即刻且无条件地获得授权批准、允许、登记、书面文件和其他必要授权，以便执行与行使选择权有关的丙方股权和资产的转让。

EXERCISE OF OPTION. Party A may exercise its exclusive right to purchase the equity of Party C pursuant to this Agreement by giving written notice to Party B. Within 7 days of receiving the written notice, Party B and Party C should provide necessary assistance to

Party A or the representative designated by Party A to prepare the transfer equity documents to be submitted to the governmental organizations. Once the documents approved by all the parties, they will be effective immediately without any condition.

（3） 行权条件：当甲方认为收购丙方是必要的且依照中华人民共和国法律和法规是可行的时候，或根据美国证券法规要求是必须的时候，甲方可立即行使其购买丙方股东权益或资产的选择权。

CONDITONS FOR OPTION. When Party A considers it is appropriate and in its best interest, Party A shall exercise its exclusive right and option to purchase the aforesaid shares and assets under the laws and regulations of the People’s Republic of China and American Securities and Exchange Commission.

2.              收购价格

ARTICLE II

PURCHASE PRICE

根据行使选择权的条件，甲方和乙方应签署与收购价格有关的相关协议。甲方应慎重决定收购的时间和部署安排，在收购不违反中国相关法律或法规且实质有效的前提下，收购价格可以是象征性的或为中华人民共和国法律范围内允许的最低价格。

Party A and Party B shall sign the relevant agreement relating to the purchase price in accordance with the conditions for exercising the right of option. Party A shall carefully determine the time and arrangements for the acquisition. And subject to the materiality of Chinese laws or regulations. Party A and Party B have agreed that the purchase price for the aforesaid shares and assets to be acquired shall be the lowest price within the range allowed by the law of the People’s Republic of China.

3.              承诺和保证

ARTICLE III

REPRESENTATIONS AND WARRANTIES

（1）协议各方应向其他方保证.

AUTHORIZATION.

A 具有签署本协议并执行本协议中义务的必要权利、能力和授权。

All parties have full power, legal capacity and authority to enter into this Agreement, to execute all attendant documents and instruments necessary to consummate the transaction.

B 本协议的执行或实施不违反本协议一方参与的或对本协议一方或其资产有约束的其他重大合同。

The execution or implementation of this Agreement does not violate any other significant contract which is involved in or is binding on either party or its assets.

(2) 乙方向甲方承诺：

WARRANTIES OF PARTY B TO PARTY A.

A 乙方是合法登记的丙方股东，且已经对各自认缴的丙方注册资本全额出资。

Party B represents and warrants to Party A that Party B is the legally registered shareholder of Party C and has completed investment subscribed.

B 除”股权质押协议”外，乙方未对其在丙方的股权做任何抵押或质押，也未以任何形式对其在丙方的股权实施担保物权或借款。

Apart from “The Equity Pledge Agreement” signed with Party A, Party B warrants that it has never pledged the equity of Party C to any third party.

C 乙方没有或将来也不会将其在丙方的股东权益出售给任何第三方。

Party B warrants that it has not or shall not sell the equity of Party C to any third party.

（3）丙方向甲方承诺：

WARRANTIES OF PARTY C TO PARTY A:

A 丙方是依照中华人民共和国法律注册登记且合法存在的有限责任公司。

Party C is a company registered and validly existing under the law of the People’s Republic of China.

B 其业务经营均遵守了中华人民共和国现行法律。

Party C’s business model and operations are in compliance with the current law of the People’s Republic of China.

4. 协议

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

协议各方进一步达成以下协议:

The parties hereto further reach the following agreements:

(1) 在甲方执行购买选择权，收购丙方所有股权/资产之前，丙方：

Before Party A or the representative designated by Party A executes the right and option to purchase 100% of shares and assets of Party C, Party C represents and warrants to Party A as follows:

A 不得出售、转让、抵押、以任何其他方式处置或增加任何形式的阻碍于其资产、经营或与其收入有关的任何合法或受益利益（除非这些交易与丙方日常经营有关，或已经告知甲方并经甲方书面同意）。

Shall not sell, transfer, pledge any legal benefits of Party C to any third party (unless these transactions relate to the daily operations of Party C or with written consent of Party A);

B 不得涉入任何可能对其资产、负债、经营、股东权益或其他合法权利产生重大影响的交易（除非这些交易与丙方日常经营有关，或已经告知甲方并经甲方书面同意）。

Shall not involve in any transaction which might influence the assets, debt, operation, equity of shareholders and other legal interests of Party C (unless with written consent of Party A);

C 不得以任何形式对其股东分配任何股利。

Shall not distribute dividends to shareholders in any form;

(2) 在甲方执行购买选择权，收购丙方所有股权/资产之前，乙方和/或丙方：

Prior to the acquisition of all equity / assets of Party C by Party A, Party B and / or Party C shall:

A 不得分别或集体以任何形式补充、修改丙方公司章程以致这些补充或修改可能对其资产、负债、经营、股东权益或其他合法权利产生重大影响（除非已经告知甲方并经甲方书面同意）。

Not separately or in any form of collective to supplement or amend the articles of incorporation of Party C which might influence the assets, debt, operation, equity of shareholders and other legal interests of Party C. (unless with written consent of Party A);

B 不得分别或集体使丙方涉入任何交易以致这些交易可能对其资产、负债、经营、股东权益、或其他合法权利产生重大影响（除非这些交易与丙方日常经营有关，或已经告知甲方并经甲方书面同意）。

Not separately or in any form of collective to involve Party C in any transaction which might influence the assets, debt, operation, equity of shareholders and other legal interests of Party C. (unless with written consent of Party A);

C 未经甲方事先书面同意，乙方和丙方不得将其在本协议中的权利和义务转让给其他第三方或者变相转让。

Without written consent of Party A, Party B and Party C shall not transfer the rights and obligations pursuant to this Agreement to any third party;

D 乙方和丙方同意：只要甲方愿意，甲方有权将其在本协议中的权利和义务转让给其他第三方。该转让只需甲方书面通知乙方和丙方，不需获得乙方和丙方的同意。

Party B and Party C have agreed that Party A holds the right to transfer the rights and obligations pursuant to the Agreement to the third party without prior consent of Party B and Party C, but Party A shall give the written notice to Party B and Party C.

(3) 依照”管理及顾问服务协议”,乙方应委托甲方管理丙方。

In accordance with management and advisory services agreement, Party B shall entrust

Party A to manage Party C.

5.  保密性

ARTICLE V

CONFIDENTIALITY

协议各方理解并确定与本协议有关的任何口头或书面的材料都具有机密性，都应对这些材料保密。未经其他方书面授权，任何一方都不得将任何材料泄露给第三方，但以下情形除外：

（1）这些材料是公众所知或将为公众所知。

（2）根据现行法律或条例或证券交易所条例，这些材料应该向公众披露。

（3）协议一方向其法律或财务顾问披露的材料与本协议中的交易预期相关，且这些法律或财务顾问应遵守本协议提到的保密条款。协议一方的雇员泄露任何保密材料视为该协议方泄露材料，则该协议方应为违反合同约定负责。本协议第3条保密条款不因本协议无效、修改、撤消、终止或因某种原因不能履行而终止。

The Parties agree that the terms and conditions of this agreement shall be kept strictly confidential and shall not reveal or divulge to any third party. or entities other than for regulatory filings or tax purposes and/or pursuant to a court order. The parties further agree that any dissemination of this agreement shall not be made without prior written consent of the other party. With the following exceptions:

(1) These materials are known to the public or will be known to the public.

(2) According to current laws or regulations or stock exchange regulations, these materials should be disclosed to the public.

(3) The material disclosed in the direction of its legal or financial advisor is related to the expected transaction in the agreement and the legal or financial advisor shall comply with the confidentiality provisions referred to in this agreement. If an employee of a party breaches any confidential material as the disclosing material of the agreement, the party shall be liable for breach of the contract. Article third of this Agreement shall not be terminated by the terms of this agreement because of the invalidity, modification, cancellation, termination or failure to perform for some reason.

6.  违约

ARTICLE VI

LIABILITY FOR BREACH OF CONTRACT

任何违反本协议的条款、未能完全履行或错误履行本协议约定的义务、作出的任何不实承诺、对任何重大事项未作出重要披露或遗漏、或未能履行本协议条款的任何一方即构成违约。违约方应依照适用法律对其违约事项负责。

Any violation of the provisions of this agreement, the failure to fully implement or wrong to perform its obligations under this agreement, any false promises, or fail to comply with the terms of this agreement by any party shall constitute a breach. Default party should be in accordance with the applicable law to be responsible for the default matters.

7.  适用法律和争议解决

ARTICLE VII

GOVERNING LAW

（1）适用法律：本协议的执行及本协议下争议的解决适用中华人民共和国法律。

GOVERNING LAW. This Agreement is made and shall be governed in all respects, including validity, interpretation and effect, the implementation and the settlement of disputes, by the laws of People’s Republic of China.

（2）争议解决：因本协议理解或实施而产生的任何争端应首先通过友好协商解决。如果争议出现后30天内通过协商没有解决，任何一方均有权将争议提交给华南国际经济贸易仲裁委员会，仲裁地点是深圳。仲裁裁决是最终结果并对各方具有约束力。

DISPUTE RESOLUTION.  Any dispute arising from this agreement shall be settled through friendly consultations. Any Party shall have the right to submit the dispute to

Southern China International Economic and Trade Arbitration Commission if the dispute can’t be resolved by negotiation within 30 days. Shenzhen shall be the place of arbitration and arbitration result shall be final and binding on all parties.

8.  协议效力和协议终止

ARTICLE VIII

RESCISSION AND TERMINATION

（1）本协议在协议各方签署后生效并以后持续有效。

（2）除非甲方提前30天通知其他方终止本协议，否则未经协议各方全体一致同意，本协议不得终止。

The Agreement shall become effectively on execution date and continue in full force until the parties consider rescinding the Agreement. Party A holds the right to terminate the Agreement but shall give the written notice 30 days in advance to other parties.

9.  其他事项

ARTICLE IX

MISCELLANEOUS PROVISIONS

（1）协议修正、修改和补充：本协议的修改和补充需经协议各方书面同意。由协议各方执行的修改和补充部分应视为本协议整体组成部分，并同本协议具有同等法律效 力。

MODIFICATION AND AMENDMENT. No provision of this Agreement or the Note may be amended, modified, supplemented, discharged or terminated, unless the parties consent thereto in writing.  The modifications and additions made by the parties to the agreement shall be deemed to be an integral part of this Agreement and shall have the same legal effect as this Agreement.

（2）完整条款： 协议各方确认，本协议构成与合同标的物有关的协议各方的完整协议，并取代所有之前或同期协定和口头或书面形式的理解、约定。

ENTIRE AGREEMENT. This Agreement contains the entire agreement between the Parties and supersedes all prior agreements, understandings and writings between the Parties with respect to the subject matter hereof.

（3）可分性条款：如果根据中国法律或法规，本协议的任何条款被宣告无效或无法执行，则该条款仅仅在中国范围内被视为无效，而剩余其他条款的有效性、合法性、和可执行性不应受任何影响。协议各方应本着诚实精神，通过友好协商，准备有效协议以取代无效或无法执行的条款，以便取代条款能带来该无效或无法执行的条款产生 的相同经济影响。

SEVERABILITY. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any law or regulation of PRC, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

（4）标题：本协议中的标题仅作参考之便，不影响本协议的理解、解释或条款的意义。

CAPTIONS AND HEADINGS. The article and section headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit or add to the meaning of any provision of this Agreement.

（5）语言和版本：本协议有中英文两个版本，在出现争议的情况下，以中文版本为准。

The Agreement was made with English and Chinese original versions held by each party. In case of discrepancy, original version in Chinese shall prevail.

（6）本协议中英文版本各一式三份，协议各方各执一份，原件复印件有相同法律效力。本协议自各方签署后生效。

This Agreement shall be prepared in Chinese and English language in three (3) original copies, with each Party holding one copy hereof, each one has the same legal effect.

（7）继承者：本协议同时约束协议各方的继承者或受让人也保护其继承者或受让人权益。

Successors: This agreement also constrains the successors or assigns of each party and also protect their rights and interests.

甲方：深圳前海波特实业有限公司

Party A: Shenzhen Qianhai Porter Industrial Co., Ltd.

Designated Signing Authority:	/s/ Chen Zongjian

签约代表人：

乙方：

Party B:

/s/ Xiong Xiaomei

/s/ Chen Zonghua

丙方：深圳市波特城投资管理有限公司

Party C: Shenzhen Porter City Investment Management Co., Ltd.

Designated Signing Authority:	/s/ Chen Zonghua

签约代表人：

日期：

Date: December 15, 2016